UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

__________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2023 (October 4, 2023)

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Volcon, Inc.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-40867	84-4882689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3121 Eagles Nest Street, Suite 120

Round Rock, TX 78665

(Address of principal executive offices and zip code)

(512) 400-4271

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VLCN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.

On October 4, 2023, Volcon, Inc. (the “Company”) entered into a cooperative research and development agreement (the “Agreement”) with the United States Army Engineer Research and Development Center Construction Engineering Research Laboratory (the “ERDC”). Under the terms of the Agreement, the Company and ERDC will collaborate on research and development efforts aimed at enhancing the capabilities of electric vehicles, with a focus on creating dual-use products that benefit both warfighters and the U.S. Army Corps of Engineers (USACE) in their support of emergency services disaster response. Pursuant to the Agreement, each party is responsible to pay all costs of labor, supplies, materials, equipment, overhead, and other expenses, direct and indirect, that are incurred by such party in connection with the Agreement and that are necessary to perform the work agreed to by both parties. The Agreement may be terminated by mutual written consent or by either party upon not less than 30 days’ written notice.

The Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the terms of the Agreement is not intended to be complete and is qualified in its entirety by reference to such exhibit. The Agreement contains customary representations, warranties and covenants by the Company which were made only for the purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits.

10.1*	Cooperative Research and Development Agreement with the United States Army Engineer Research and Development Center Construction Engineering Research Laboratory dated October 4, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*       Pursuant to Item 601(b)(10)(iv) of Regulation S-K promulgated by the SEC, certain portions of this exhibit have been redacted. The Company hereby agrees to furnish supplementally to the SEC, upon its request, an unredacted copy of this exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcon, Inc.
(Registrant)

Date: October 10, 2023	/s/ Greg Endo
Greg Endo Chief Financial Officer

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